SUPPLEMENT TO THE CURRENTLY EFFECTIVE CLASS S SUMMARY PROSPECTUSES

DWS Capital Growth Fund
DWS Core Equity Fund
DWS CROCI® U.S. Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Fixed Income Opportunities Fund
DWS Global High Income Fund
DWS Global Macro Fund
DWS Global Small Cap Fund
DWS GNMA Fund
DWS High Conviction Global Bond Fund
DWS High Income Fund
DWS Latin America Equity Fund
DWS Multisector Income Fund
DWS Short Duration Fund
DWS Short Duration High Income Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS World Dividend Fund
The following disclosure changes are in effect until on or about February 11, 2019:
The following disclosure is hereby deleted in the first paragraph under the “Fees and Expenses of the Fund” section of each fund’s summary prospectus.
You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below.
The following disclosure is hereby deleted from the paragraph under the table in the “MINIMUM INITIAL INVESTMENT” sub-heading of the “PURCHASE AND SALE OF FUND SHARES” section of each fund’s summary prospectus.
Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver.
The following information replaces the last sentence under the “TO PLACE ORDERS” sub-heading of the “PURCHASE AND SALE OF FUND SHARES” section of each fund’s summary prospectus.
Class S shares are only available to a limited group of investors.
Please Retain This Supplement for Future Reference
February 1, 2019
PROSTKR-06